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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event Reported): March 7, 2002


                                  EQUINIX, INC.
         --------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

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

                  Delaware                                    000-31293                                   77-0487526
      -------------------------------                --------------------------                -------------------------------
      (State or Other Jurisdiction of                  (Commission File Number)                (I.R.S. Employer Identification
               Incorporation)                                                                              Number)
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                              2450 Bayshore Parkway
                             Mountain View, CA 94043
                                 (650) 316-6000
          --------------------------------------------------------------
        (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


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ITEM 9.  REGULATION FD DISCLOSURE.

         On March 7, 2002, Equinix, Inc., a Delaware corporation ("Equinix"), announced Equinix has retired approximately $25 million of its 13% Senior Notes due in 2007 in exchange for approximately 9 million shares of Equinix's common stock. A copy of Equinix's press release announcing the exchange is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (c)      EXHIBITS.

                  99.1     Press Release dated March 7, 2002






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          EQUINIX, INC.


DATE:  March 7, 2002                      By:  /s/ Peter F. Van Camp
                                              ---------------------------
                                              Peter F. Van Camp
                                              Chief Executive Officer